UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 22, 2004
Date of Report

(Date of earliest event reported)

HCC Insurance Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20766 (Commission File Number)	76-0336636 (I.R.S. Employer Identification No.)

13403 Northwest Freeway
Houston, Texas 77040-6094

(Address of principal executive offices, including zip code)

(713) 690-7300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2004, HCC Insurance Holdings, Inc. (the “Company”) and Wachovia Bank, National Association (the “Trustee”) entered into the First Amendment to Second Supplemental Indenture (the “First Amendment”), which amends the Second Supplemental Indenture dated March 28, 2003 (the “Second Supplemental Indenture”), pursuant to which the Company issued an aggregate of $125,000,000 principal amount of 1.30% Convertible Notes due 2023 (CUSIP number 404132 AB 8) (the “1.30% Notes”).

Prior to the First Amendment, the Company could, upon conversion of the 1.30% Notes, or upon a repurchase of the 1.30% Notes either at the option of the holders or following a change of control, settle its payment obligations in cash, common stock or a combination of cash and common stock. The First Amendment amends the Second Supplemental Indenture by requiring the Company to (i) satisfy its conversion obligations in cash up to the principal amount of the 1.30% Notes and in shares of common stock for any amount in excess of the principal amount; (ii) pay the change of control purchase price solely in cash; and (iii) pay the purchase price solely in cash upon exercise by the holders of their option to require the Company to repurchase their 1.30% Notes. A copy of the First Amendment is attached as Exhibit 4.1 and is incorporated herein by reference.

The Company anticipates the First Amendment will permit the Company to meet the requirements of EITF 04-8 and thereby receive more favorable treatment in calculating its diluted earnings per share.

A copy of the press release dated December 22, 2004 regarding the Company’s irrevocable elections related to the 1.3% Notes and the 2.0% Notes is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Items 1.01 and 8.01 is incorporated herein by reference.

Item 8.01. Other Events.

On November 23, 2004, the Company and the Trustee entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture dated August 23, 2001, pursuant to which the Company issued an aggregate of $169,909,000 principal amount of 2.00% Convertible Exchange Notes due 2021 (CUSIP number 404132 AC 6) (the “2.00% Notes”). On December 22, 2004, the Company exercised its irrevocable election to pay the holders upon conversion of the 2.00% Notes in cash up to the principal amount of the 2.00% Notes and in shares of common stock for any amount in excess of the principal amount. A copy of the press release dated December 22, 2004 regarding the Company’s irrevocable elections related to the 1.3% Notes and the 2.0% Notes is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

4.1	First Amendment to Second Supplemental Indenture dated as of December 22, 2004 by and between HCC Insurance Holdings, Inc., as Issuer, and Wachovia Bank, National Association, as Trustee

99.1	Press Release dated December 22, 2004

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCC Insurance Holdings, Inc.
Dated: December 22, 2004	By:	/s/ Christopher L. Martin
Christopher L. Martin,
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
4.1	First Amendment to Second Supplemental Indenture dated as of December 22, 2004 by and between HCC Insurance Holdings, Inc., as Issuer, and Wachovia Bank, National Association, as Trustee

*99.1	Press Release dated December 22, 2004